                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                  ------------

                       February 5, 2003 (February 5, 2003)
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
     -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware               1-11178                 13-3662955
     -------------------- ------------------------ -------------------------
        (State or Other     (Commission File No.)      (I.R.S. Employer
        Jurisdiction of                                 Identification
         Incorporation)                                       No.)

               625 Madison Avenue
               New York, New York                        10022
      ----------------------------------- ---------------------------------
             (Address of Principal                    (Zip Code)
               Executive Offices)

                                 (212) 527-4000
     -----------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

         Investment by MacAndrews & Forbes and Rights Offering

         On February 5, 2003, Revlon, Inc. ("Revlon") announced that its Board of Directors, following the recommendations of a special committee of the Board, approved the previously announced proposal from MacAndrews and Forbes Holdings Inc. ("MacAndrews & Forbes"), a corporation wholly owned by Ronald O. Perelman, to provide Revlon with up to $150 million in cash to help fund Revlon's growth plan.

         On February 5, 2003, Revlon and Revlon Consumer Products Corporation, its wholly-owned subsidiary ("Products Corporation"), entered into an Investment Agreement with MacAndrews & Forbes that provides, among other things, for the investment by MacAndrews & Forbes in the form of (i) a $100 million senior unsecured multiple-draw term loan to Products Corporation, (ii) a $50 million advance to Revlon if needed prior to completion of the rights offering described below through an investment in shares of a newly-issued class of non-voting, non-dividend paying, non-convertible Series C preferred stock of Revlon that would be redeemed upon consummation of the rights offering, (iii) a senior unsecured supplemental line of credit, which provides Products Corporation with up to $40 million in revolving loan commitment during 2003, increasing to up to $65 million during 2004, and (iv) a commitment to participate on a pro-rata basis with other Revlon common stockholders in the rights offering, an agreement to waive its ability to exercise its over-subscription privilege and an agreement to "back stop" the rights offering by purchasing all of the shares of Revlon common stock not purchased by other stockholders in the rights offering. A copy of the Investment Agreement, the Senior Unsecured Multiple-Draw Term Loan Agreement and the Senior Unsecured Supplemental Line of Credit is attached as Exhibits 2.1, 10.17 and 10.18, respectively, to this report.

         In connection with the announcements described above, on February 5, 2003, Revlon announced that it will be undertaking a $50 million equity rights offering (the "Rights Offering") that will allow stockholders to purchase additional shares of Revlon's Class A common stock. Pursuant to the Rights Offering, Revlon will distribute to each stockholder of record of its Class A and Class B common stock, as of the close of business on a record date to be set by the Board of Directors, at no charge, a pro rata number of transferable subscription rights for each share of Class A and Class B common stock owned. The subscription rights will enable the holders to purchase their pro rata portion of such number of shares of Class A common stock equal to (a) $50 million divided by (b) the subscription price, which will be equal to the greater of $2.30, representing 80% of the closing price per share of Revlon's Class A common stock on the New York Stock Exchange ("NYSE") on January 30, 2003, and 80% of the closing price per share of Revlon's Class A common stock on the NYSE on the record date of the Rights Offering. Such number may be adjusted in an equitable manner to avoid fractional rights and/or shares of Class A common stock and to ensure that the gross proceeds from the Rights Offering equals $50 million. Pursuant to the over-subscription privilege, each rights holder that exercises its basic subscription privilege in full may also subscribe for additional shares at the same subscription price per share, to the extent that other stockholders do not exercise their subscription rights in full. If an insufficient number of shares is available to fully satisfy the over-subscription privilege requests, the available shares will be sold pro rata among subscription rights holders who exercised their over-subscription privilege based on the number of shares each subscription rights holder subscribed for under the basic subscription privilege.

         MacAndrews & Forbes has agreed to purchase its pro rata share of the rights distributed in the rights offering and to not exercise its over-subscription privilege. In addition, if any shares remain following the exercise of the basic subscription privilege and the over-subscription privilege by other right holders, MacAndrews & Forbes will back-stop the rights offering by purchasing the remaining shares of Class A common stock offered.

         Revlon anticipates that it will issue the rights and consummate the rights offering in the second quarter of 2003.

         A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Amendment to Existing Credit Agreement

         On February 5, 2003, Products Corporation also entered into an amendment of its existing credit agreement. The amendments included, among other things, the elimination of the minimum cumulative EBITDA and leverage ratio covenants for the first three quarters of 2003, a waiver of compliance with such covenants for the fourth quarter of 2003 expiring on January 31, 2004, an increase of 0.5% in applicable margins, the substitution of a new minimum liquidity test through January 31, 2004 and certain other amendments to allow for the investments by MacAndrews & Forbes described above and the proposed rights offering to be undertaken by Revlon. The amendments also provide for a waiver of the financial covenants, including the minimum cumulative EBITDA and leverage ratio covenants, for the four quarters ended December 31, 2002.

         A copy of the Second Amendment and First Waiver Agreement is attached as Exhibit 10.19 to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         Exhibit 2.1 Investment Agreement, dated as of February 5, 2003, among Revlon, Inc., Revlon Consumer Products Corporation and MacAndrews & Forbes Holdings Inc.

                           (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on February 5, 2003 (the "RCPC February Form 8-K")).

         Exhibit 10.17 Senior Unsecured Multiple-Draw Term Loan Agreement, dated as of February 5, 2003, between MacAndrews & Forbes Holdings Inc. and Revlon Consumer Products Corporation (incorporated by reference to Exhibit
                           10.17 to the RCPC February Form 8-K).

         Exhibit 10.18 Senior Unsecured Supplemental Line of Credit Agreement, dated as of February 5, 2003, between MacAndrews & Forbes Holdings Inc. and Revlon Consumer Products Corporation (incorporated by reference to Exhibit 10.18 of the RCPC February Form 8-K).

         Exhibit 10.19 Second Amendment and First Waiver Agreement, dated as of February 5, 2003, among Revlon Consumer Products Corporation, its subsidiaries parties thereto, the lenders parties thereto, Citibank, N.A., as documentation agent, J.P. Morgan Securities Inc., as arranger, and JPMorgan Chase Bank, as administrative agent (incorporated by reference to Exhibit 10.19 of the RCPC February Form 8-K).

         Exhibit 99.1      Press Release dated February 5, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REVLON, INC.


                                               By: /s/  Robert K. Kretzman
                                                  -----------------------------
                                               Robert K. Kretzman
                                               Senior Vice President, General
                                               Counsel and Secretary

Date: February 5, 2003

                                  EXHIBIT INDEX


        Exhibit No.        Description
        -----------        -----------

        Exhibit 2.1 Investment Agreement, dated as of February 5, 2003, among Revlon, Inc., Revlon Consumer Products Corporation and MacAndrews & Forbes Holdings Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on February 5, 2003 (the "RCPC February Form 8-K")).

        Exhibit 10.17 Senior Unsecured Multiple-Draw Term Loan Agreement, dated as of February 5, 2003, between MacAndrews & Forbes Holdings Inc. and Revlon Consumer Products Corporation (incorporated by reference to Exhibit
                           10.17 to the RCPC February Form 8-K).

        Exhibit 10.18 Senior Unsecured Supplemental Line of Credit Agreement, dated as of February 5, 2003, between MacAndrews & Forbes Holdings Inc. and Revlon Consumer Products Corporation (incorporated by reference to Exhibit 10.18 of the RCPC February Form 8-K).

        Exhibit 10.19 Second Amendment and First Waiver Agreement, dated as of February 5, 2003, among Revlon Consumer Products Corporation, its subsidiaries parties thereto, the lenders parties thereto, Citibank, N.A., as documentation agent, J.P.

                           Morgan Securities Inc., as arranger, and JPMorgan Chase Bank, as administrative agent (incorporated by reference to Exhibit 10.19 of the RCPC February Form 8-K).

        Exhibit 99.1       Press Release dated February 5, 2003.